1 of 10 SPECIAL TRANSITION AGREEMENT AND RELEASE This Special Transition Agreement and Release (“Agreement”) is made and entered into by and between Christine S. Breves (“Breves”) and UNITED STATES STEEL CORPORATION (the “Company”) as of the date of Breves’ signature set forth below (the “Execution Date”). 1. TRANSITION AND SEPARATION. Breves has notified the Company, and the Company acknowledges, that she is voluntarily stepping down from the position of Chief Financial Officer (“CFO”) once a successor has been appointed (with the date of appointment termed the “Transition Date”) but, at the Company’s request, will remain an officer of the Company until she voluntarily resigns from all positions, titles, duties, authorities, and responsibilities with, arising out of, or relating to, her employment with the Company on December 31, 2022 (the “Transition End Date”). During the period between the Transition Date and the Transition End Date (the “Transition Period”), Breves has agreed to remain an employee of the Company and on the Company’s payroll in the position of Executive Vice President - Business Transformation in order to assist with the transition of her CFO duties, continue performing her other operational responsibilities, and assist with specified strategic goals. In addition, Breves and the Company acknowledge, understand and agree that: (a) Except as provided herein, all of Breves’ service, compensation and benefit accruals from the Company and its compensation and benefit plans shall cease as of the Transition End Date. (b) Following the Transition End Date, she will have the opportunity to continue coverage under the applicable group health plan in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”). (c) Breves is eligible to receive accrued and vested benefits based on her service through the Transition End Date to the extent provided in accordance with the terms of the following plans as further clarified herein: (i) United States Steel Corporation Savings Fund Plan for Salaries Employees (ii) United States Steel Corporation Supplemental Thrift Program (iii) United States Steel Corporation Non Tax-Qualified Retirement Account Program (iv) United States Steel Corporation Supplemental Retirement Account Program Pursuant to section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), payments under the non-qualified deferred compensation plans (which include (ii)-(iv) above), for which the payment event is a separation from service (within the meaning of such programs) shall be made on the first business day of the seventh month following her separation from service (or, if earlier, the last business day of the calendar month following the month of her death). During this 6-month delay, interest or earnings will accrue and be payable solely in accordance with the terms of the applicable plan. (d) As of the Transition End Date, Breves will be fully vested in all Restricted Stock Unit (“RSU”) grants made under the Company’s long-term incentive program (“LTIP”). In accordance with the terms of the grant agreements, the RSUs will be paid to Breves on the regularly scheduled vesting dates (i.e., each of the first, second, and third anniversaries of the date of grant). (e) As of the Transition End Date, Breves will be fully vested in all annual Performance Award grants made under the LTIP. The payout for the Performance Awards, if any, will be calculated based on the Company’s achievement of the performance goals as specified in the applicable award agreement. Any such payout will be made following the end of the relevant performance period as provided in the respective award agreements, which for the 2020 Performance Awards would be 2022, for the 2021 Performance Awards would be 2023, and for the 2022 Performance Awards would be 2024. For avoidance of doubt and in accordance with the terms of the grant agreement, the 2020 Performance Cash Award was

2 of 10 immediately vested upon Breves’ attainment of Normal Retirement Age, as defined in the grant agreement. (f) Breves is fully vested in all options granted under the LTIP and will have the opportunity to exercise them in accordance with the terms and conditions of the applicable award agreements granting such stock options. (g) Breves is entitled to and shall receive payment for (i) all earned but unpaid base salary through her Transition End Date, (ii) accrued and unused vacation time as of the Transition End Date, and (iii) awards earned, if any, under the Executive Management Annual Incentive Compensation Program for calendar year 2022. (h) Breves is not eligible for and will not receive any benefits under the United States Steel Corporation Executive Severance Plan or Supplemental Unemployment Benefit Program for Non-Union Employees or any other severance benefits from the Company. (i) For avoidance of doubt, no accrued and vested benefits to which Breves is entitled as of the Execution Date are withdrawn or negatively affected in any way by virtue of her entering into this Agreement, provided however that Breves acknowledges that the 2016 option grant agreement must be exercised no later than three years from the date of separation of service, which is expected to be the Transition End Date. 2. CONSIDERATION. Breves acknowledges, understands and agrees that the Company is not obligated to pay her any type of severance payments or benefits. However, in consideration for executing this Agreement and the additional General Release attached hereto as Attachment A (“General Release”), and not revoking this Agreement and/or the General Release in accordance with the terms therein, and abiding by all terms and conditions contained herein, the Company agrees as follows: (a) The Company will pay Breves the total amount of One Million Five Hundred Forty Thousand Dollars ($1,540,000). The foregoing amount will be paid in a lump sum less applicable withholding on the first regular payroll date following the additional General Release Effective Date (as defined below). The parties acknowledge and agree that any payment shall be made on or prior to March 15, 2023. (b) For purposes of the special Performance Award granted to her in December 2021, Breves’ resignation will be treated as a Termination with Consent as defined in the Performance Share Award Grant Agreement, and consequently as of the Transition End Date, Breves shall receive full vesting of the number of shares issuable under the special Performance Award, and which at target performance at the end of the performance period would be 84,560 shares. The payout for the special Performance Award, if any, will be calculated based on the Company’s achievement of the performance goals at the performance levels (no payment, threshold, target, and maximum) as specified in the Performance Share Award Grant Agreement. Any such payout will be made following the end of the relevant performance period on December 31, 2025. For the avoidance of doubt, Breves’ payout will not be pro- rated based on her employment with the Company but will be payable as if she was employed by the Company the full four year performance period. (c) The payments referenced in paragraphs 2(a) and 2(b) above will not be treated as covered compensation under any of the Company’s compensation, retirement, or benefit programs. The payments referenced in paragraphs 2(a) and 2(b) will be subject to all applicable tax and other withholdings and deductions. The payments referenced in paragraphs 2(a) and 2(b) are also conditioned upon Breves complying with her obligations under this Agreement. If Breves materially breaches any such obligations at any time, the payments referenced in paragraphs 2(a) and 2(b) will be forfeited, and the Company will be entitled to repayment of any amounts it already paid.

3 of 10 (d) Breves understands, acknowledges and agrees that the Company is not required to provide any of the consideration described above if she does not execute this Agreement and the General Release, and therefore, it represents valuable consideration which is in addition to anything else of value to which she was already entitled. (e) Breves acknowledges, understands and agrees that, except as otherwise set forth in this Agreement, she will not receive, nor is she entitled to receive, any other consideration, payments, incentive payments, reimbursements, bonuses, stock, stock options, equity interests, or other benefits or compensation of any kind. (f) The Consideration obligations referenced herein shall be binding on any successor to the Company as a result of a change in control as defined in the Change in Control Severance Plan of the Company. (g) In the event that Breves’ employment ends prior to her Transition End Date due to her death, the Consideration specified in this Agreement shall be made to her estate as if she worked through December 31, 2022. In the event that Breves’ employment ends prior to her Transition End Date due to her disability, the Consideration specified in this Agreement shall be made to Breves as if she worked through December 31, 2022. In either case, Breves or her/her estate’s duly authorized representative must sign the General Release before payment is made. 3. RELEASE. In exchange for the promises by the Company contained in this Agreement, Breves, on behalf of herself and her agents, representatives, attorneys, heirs, executors, administrators, survivors, trustees, beneficiaries, and assigns (separately and collectively, the “Releasors”), of her own free will and to the maximum extent permitted by law, completely, irrevocably and unconditionally releases and discharges forever the Company and its successors, assigns, divisions, subsidiaries, related or affiliated companies, past and present officers, directors, shareholders, members, employees, representatives and agents (separately and collectively, the “Releasees”) from all causes of action, claims, charges, demands, costs and expenses for damages which she now has, or may have hereafter, whether known or unknown, whether asserted or not, arising out of or on account of her employment relationship with the Company, or her separation from employment with the Company, or any other transactions, occurrences, acts or omissions or any loss, damage, or injury whatsoever, known or unknown, suspected or unsuspected, resulting from any act or omission on the part of the Company, committed or omitted as of the Execution Date (collectively, the “Released Claims”). The Released Claims include, but are not limited to, any claims of discrimination on any basis, including age, race, color, national origin, religion, sex, gender or gender identity, sexual orientation, veteran’s status, whistleblower status, disability or handicap arising under any federal, state, or local statute, ordinance, order or law, including but not limited to the Age Discrimination in Employment Act (“ADEA”), the Older Workers Benefit Protection Act (“OWBPA”), Title VII of the Civil Rights Act of 1964, as amended, Sections 1981 and 1983 of the Civil Rights Act of 1866, the Americans with Disabilities Act, the Uniformed Services Employment and Reemployment Rights Act, and the Employee Retirement Income Security Act; any claims under the Worker Adjustment and Retraining Notification Act; the Family and Medical Leave Act; the Pennsylvania Human Relations Act; the Pennsylvania Whistleblower Law; any claim that the Company breached any contract or promise express or implied, or any term or condition of employment; any claim for wages, benefits, bonus, severance pay or compensation of any kind (except as specifically provided herein); any torts or any claims for promissory estoppel; any claim of wrongful discharge, and/or any other claims under any federal, state or local laws arising out of or related to her employment or separation from employment with the Company. It is expressly understood and agreed that the foregoing is a general release of all claims and rights against the Releasees, except those claims that may not be waived as a matter of law. Nothing in this Release affects Breves’ right to indemnification by the Company related to her employment under and subject to applicable law, corporate bylaws, and directors and officers liability policies.

4 of 10 Breves also agrees that no sooner than the day after the Transition End Date and in any event no later than January 14, 2023, Breves will execute and deliver to the Company the additional General Release, in the form attached hereto as Attachment A, that provides the same release of any and all claims and rights against the Releasees. Breves agrees that this Agreement provides her with adequate consideration to execute the General Release and that Breves will not be entitled to the consideration described in Paragraph 2 above absent execution of the General Release without revocation. 4. PROCEEDINGS AND COOPERATION. Breves presently affirms that she has not filed or caused to be filed, and is not presently a party to, any claim against the Releasees with any local, state, or federal court, or any governmental, administrative, investigative, or other agency or board. Furthermore, Breves also agrees to cooperate with and assist the Company in matters concerning prior business arrangements, investigations, pending litigation or litigation which may arise in the future concerning matters about which she has personal knowledge or which were within the purview of her job responsibilities at the Company. Breves agrees to assist in the prosecution or defense of such claims involving the Company, whether or not such claims involve litigation, including giving truthful testimony as needed. 5. REPRESENTATIONS. Breves represents that: (i) this Agreement encompasses all of the benefits and payments to which she is entitled in connection with the transition and Transition End Date described herein; (ii) she has been granted all leaves of absences to which she is entitled; (iii) she has reported to the Company any and all work-related injuries that she has suffered or sustained during her employment with the Company up to the Execution Date; (iv) she is not aware of any factual basis that would provide the Company with “cause” within the meaning of any Company plan or equity-based award agreement with her; and (v) in connection with any matter involving or concerning any governmental regulatory, or enforcement authority or agency, she is not aware of any factual or legal basis for any legitimate claim that the Company or any of its affiliated entities is in violation of any international, federal, state or local law, rule or regulation. 6. NON-DISPARAGEMENT. Breves agrees to refrain from making, whether verbally or in writing, any critical, denigrating, disparaging, defamatory or slanderous comments, references or characterizations concerning the Company and/or its former or current officers, directors, employees, independent contractors, agents, products or services. Breves understands that nothing in this Agreement, including but not limited to this paragraph 6, is intended to prevent her from making truthful statements to a federal, state, or local government agency, or in any legal, administrative, or arbitration proceeding or as otherwise required by law. 7. NON-COMPETITION AND NON-SOLICITATION. Breves agrees that during her employment and for a period of twelve (12) months immediately following the Transition End Date, she shall not, unless acting pursuant to the prior written consent of the Company’s President & Chief Executive Officer, directly or indirectly (a) own, manage, operate, finance, join, control or participate in the ownership, operation, management, financing or control of, or be connected as an officer, director, employee, partner, principal, agent, representative, consultant or otherwise with, or use or permit her name to be used in connection with, any Competing Business, (b) solicit or divert to any Competing Business any individual or entity which is then a customer, or was a customer of the Company at any time during the twelve (12) months preceding the Transition End Date, (c) attempt to employ, solicit, or assist any business or enterprise in employing any employee of the Company or advise or recommend to any other person or entity that he or it employ or solicit for employment any employee of the Company, or (d) solicit or attempt to solicit any person or entity who is a director, officer, employee, independent contractor, representative or agent of the Company to cease or reduce the extent of their relationship with the Company. Notwithstanding the foregoing, ownership of one percent (1%) or less of any class of outstanding securities of a Competing Business shall not be deemed a violation of this paragraph. The term “Competing Business” shall mean any business or enterprise engaged in the manufacture or sale of flat-rolled or tubular steel products within any (i) state of the United States, (ii) the District of Columbia, or (iii) any foreign country in which the Company has engaged in any such business within twelve (12) months prior to the Transition End Date, or within the twelve (12) month period immediately following the Transition End Date. In the event that the provisions of this paragraph should ever be adjudicated to exceed the time, geographic, product or other limitations permitted by applicable law in any

5 of 10 jurisdiction, then such provisions shall be deemed reformed in such jurisdiction to the maximum time, geographic, product or other limitations permitted by applicable law. Breves acknowledges the reasonableness of the duration and scope of these non-competition and non-solicitation periods. 8. PROTECTION OF COMPANY INFORMATION. Breves acknowledges that she received and was provided valuable non-public information obtained, possessed or developed by the Company in the ordinary course of its business and that the protection of such “Confidential Information” is of vital importance to the Company’s business and interests. All such Confidential Information, whether written or not and whether marked as confidential or not, is presumed to be confidential. Examples of Confidential Information include, but are not limited to, non-public information concerning the Company’s employees, directors, officers, customers, suppliers, prices, sales techniques, estimating and pricing systems, international trade strategy and plans, business and operational strategy, internal cost controls, production processes and methods, employment practices, product planning and development programs, possible divestitures and acquisitions, marketing plans, product information, inventions, blueprints and sketches, technical and business concepts, training programs, legal, compliance and regulatory matters, regardless of whether devised, developed, produced, worked on, or invented in whole or in part by herself or others, and whether or not copyrightable, trademarkable, licensable, or reduced to practice. Breves acknowledges and agrees that as an employee of the Company, she has been under a legal obligation to respect and protect such Confidential Information. Breves agrees that she will not, directly or indirectly, at any time or in any manner whatsoever, use any such Confidential Information for her personal use or advantage, or disclose or make such Confidential Information available to others, regardless of how or when she came into possession of such Confidential Information. Subject to the Provision of paragraph 7 (Non- Competition and Non-Solicitation), nothing herein prevents Breves from using her general knowledge, skill, and experience in gainful employment by a third party after her employment with the Company. Breves represents that she has not, and will not, download, transfer, or take with her any Confidential Information or other Company property, documents, data or information. To the extent she has not done so prior to the Transition End Date, Breves agrees to return to the Company all Confidential Information and all Company property, documents, data and other information, including but not limited to computers, electronic equipment, cell phones, badges, credit cards, which are or have been in her possession or control, whether or not they contain Confidential Information or relate to the Company’s business. Following her Transition End Date, Breves shall be able to keep her Company- issued mobile number upon request. Breves understands that pursuant to 18 U.S.C. § 1833(b), an individual will not be held criminally or civilly liable under any federal or state trade secret law for any disclosure of a trade secret that: (i) is made in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. Additionally, an individual suing an employer for retaliation for reporting a suspected violation of law may disclose a trade secret to her or her attorney and use the trade secret information in the court proceeding, provided the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order. 9. GOVERNMENT INVESTIGATIONS. Breves understands that nothing in this agreement shall be construed to prohibit her from reporting conduct to, providing truthful information to or participating in any investigation or proceeding conducted by any federal or state government agency or self- regulatory organization. 10. REMEDIES. Breves understands the provisions in the above paragraphs, as well as paragraph 12, are material to this Agreement, material violation of which would constitute breach of this Agreement subject to the remedies set forth in this paragraph 10. In the event of a material breach or a material threatened breach by Breves of any of the provisions of paragraphs 6 (Non-disparagement), 7 (Non- Competition and Non-Solicitation), 8 (Protection of Company Information), or 12 (Reasonable Best Efforts) the Company, in addition and supplementary to other rights and remedies existing in its (or their) favor, shall be entitled to specific performance of each of such paragraphs, including temporary, preliminary and/or permanent injunctive or other equitable relief from a court of competent jurisdiction in order to stop and/or prevent any violations of the provisions hereof (without posting a bond or other

6 of 10 security), and shall also be entitled to require Breves to account for and pay over to the Company all compensation, profits, moneys, accruals, increments or other benefits derived from or received as a result of any transactions constituting a breach of the covenants contained herein, and shall also be entitled to cease paying or providing and be entitled to require Breves to repay all amounts paid pursuant to paragraph 2 (Consideration) only of this Agreement. In addition, in the event of an alleged breach or violation by Breves of paragraph 7 (Non-Competition and Non-Solicitation) of this Agreement, the restricted periods set forth therein shall be tolled until such breach or violation has been duly cured. 11. ADEA. With specific regard to this Agreement, Breves understands and acknowledges that: (a) This Agreement constitutes an enforceable contract, and by signing this Agreement, she is waiving rights that she may have against the Releasees as of the Execution Date, including claims under the Age Discrimination in Employment Act (“ADEA”) as applicable, as well as other federal, state and local laws, based on her employment or separation from employment with the Company; (b) She understands that she is not releasing any claims that may arise after the Effective Date (as defined in paragraph 16 below); (c) She is receiving, in exchange for this Agreement, valuable consideration in addition to anything of value to which she is already entitled; (d) The Company has advised her to consult with an attorney prior to executing this Agreement; (e) She has a period of 21 calendar days from the date she receives this Agreement, or so much of such 21-day period as she cares to utilize, to review, consider and sign this Agreement; (f) She may revoke this Agreement at any time within seven (7) calendar days after the Execution Date by delivering a written notice of revocation to the Company’s General Counsel; (g) If she does not execute and deliver this Agreement within the 21-day period referenced in (e) above, or if she revokes this Agreement after signing it within the 7-day period referenced in (f) above, she will be ineligible to receive any of the consideration under this Agreement; and (h) The Company’s obligation to provide the consideration under this Agreement is contingent upon (i) her execution of this Agreement and the expiration of the associated revocation period without her revocation of the Agreement, and (ii) her execution of the General Release (pursuant to paragraph 3 above) and the expiration of the associated revocation period without revocation of the General Release. 12. REASONABLE BEST EFFORTS. In consideration for this Agreement, Breves agrees to use her reasonable best efforts in performing her duties for the Company through the Transition End Date. In addition, Breves agrees to continue to comply with all applicable policies and procedures, including the Company’s Code of Ethical Business Conduct. Upon Breves entering into this Agreement, her employment prior to the Transition End Date may only be terminated for “Cause.” For purposes of this clause, “Cause” shall mean any of the following: (i) the willful and continued failure by Breves to substantially perform her duties with the Company (other than such failure resulting from her incapacity due to physical or mental illness), (ii) the willful engaging by Breves in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; (iii) Breves’ conviction of a felony or misdemeanor which impairs her ability to substantially perform her duties with the Company; or (iv) the material breach by Breves of the Company’s Code of Ethical Business Conduct. Under this definition of “cause,” no act or failure to act on Breves’ part shall be deemed “willful” unless done, or omitted to be done, by Breves not in good faith and without reasonable belief that her action or omission was in the best interest of the Company. These obligations referenced herein shall be binding on any successor to the Company as a result of a change in control as defined in the Change in Control Severance Plan of the Company. 13. NO ADMISSION. Breves acknowledges that nothing in this Agreement constitutes an admission by the Company of any liability or of any violation of any applicable law or regulation.

7 of 10 14. MODIFICATION. The provisions of this Agreement may not be modified by any subsequent agreement unless specifically approved in writing that is executed by the Company’s General Counsel. 15. SEVERABILITY. Except as stated below with respect to the Release set forth in paragraph 3 and the General Release, each provision of this Agreement shall be enforceable independently of every other provision. If one or more provisions of this Agreement shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect or impair any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had not been contained herein. To the extent that the Release set forth in paragraph 3 above or the General Release is deemed to be illegal, invalid, or unenforceable, the parties will negotiate in good faith to amend such Release or General Release, and if unable to amend for any reason, the Company shall not be obligated to honor any of the terms set forth herein and Breves agrees to immediately return any amounts paid to Breves by the Company pursuant to paragraph 2 (Consideration) of this Agreement, to the maximum extent permitted by applicable law. 16. EFFECTIVE DATE. The “Effective Date” of this Agreement shall be the date that Breves signs this Agreement, as reflected in the signature block hereto, unless timely revoked in accordance with the provisions of paragraph 11(f) above. The “General Release Effective Date” shall be the date following Breves’ timely execution and delivery of the General Release, as reflected in the signature block thereto, that the General Release becomes irrevocable in accordance with the provisions thereof. 17. GOVERNING LAW; VENUE. This Agreement, and any disputes arising from, relating to or touching upon the Agreement shall be construed under and governed by the laws of the Commonwealth of Pennsylvania except to the extent preempted by federal law and the venue for any such dispute shall be exclusively in the State or Federal Courts located in Allegheny County, Pennsylvania. 18. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between Breves and the Company related to the payments made hereunder in connection with Breves’ transition and Transition End Date from the Company; this Agreement has been executed based upon the terms set forth herein. Except for the plan documents referenced in paragraphs 1 and 2, and applicable corporate bylaws and directors and officers liability policies referenced in paragraph 3 (collectively, the “Referenced Plans”), neither Breves nor the Company have relied on any prior agreement or representation, whether oral or written, which is not set forth in this Agreement; except for the Referenced Plans, no prior agreement, whether oral or written, shall have any effect on the terms and provisions of this Agreement; and except for the Referenced Plans all prior agreements, whether oral or written, relating to the transition and Transition End Date from the Company are expressly superseded and/or revoked by this Agreement. 19. SECTION 409A. Notwithstanding anything set forth in this Agreement, no amount payable pursuant to or as provided in this Agreement which constitutes a “deferral of compensation” within the meaning of Section 409A of the Code shall be paid unless and until Breves has incurred a “separation from service” to the extent required to avoid adverse income tax consequences under Section 409A. Further, to the extent that Breves is a “specified employee” within the meaning of Section 409A as of the date of Breves’ separation from service, no amount which constitutes nonqualified deferred compensation which is payable on account of Breves’ separation from service shall be paid to Breves before the date which is the first day of the seventh month after the date of Breves’ separation from service or, if earlier, the date of Breves’ death following such separation from service. 20. CONSTRUCTION. No provision or construction of this Agreement shall be interpreted or construed against any party because that party or its legal representative drafted that provision. The captions and headings of the paragraphs of this Agreement are for convenience only and are not to be considered in construing this Agreement. Unless the context of this Agreement clearly requires otherwise: (a) references to the plural include the singular, the singular the plural, and the part the whole; (b) references to one gender include all genders; (c) “or” has the inclusive meaning frequently identified with the phrase “and/or”; (d) “including” has the inclusive meaning frequently identified with the phrase “including but not limited to” or “including without limitation,” (e) references to “hereunder,” “herein” or “hereof” relate this Agreement as a whole, and (f) the terms “dollars” and “$” refer to United States dollars. Paragraph, subparagraph, exhibit and schedule references are to this

8 of 10 Agreement as originally executed unless otherwise specified. Any reference herein to any statute, rule, regulation, or Agreement, including this Agreement, shall be deemed to include such statute, rule, regulation or agreement as it may be modified, varied, amended or supplemented from time to time. Any reference herein to any person shall be deemed to include the heirs, personal representatives, successors and permitted assigns of such person. 21. ASSIGNABILITY; BINDING NATURE. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs, beneficiaries, and permitted assigns. No rights or obligations of Breves under this Agreement may be assigned or transferred by Breves other than her rights to compensation and benefits, which may be transferred only by will or operation of law. 22. COUNTERPARTS. This Agreement and the General Release may be executed and delivered in two or more counterparts and by facsimile or email (including PDF copies) showing the signatures of each applicable party, each of which shall be deemed an original, but all of which shall constitute one and the same written Agreement. This Agreement may be signed by ink or electronically through either of the two following measures: 1) preceded by an “s/” typed in the space where the signature would otherwise appear (ex: s/ Thomas Smith); or 2) through Adobe Sign or similar electronic software. The facsimile, PDF, or electronically signed documents shall be deemed an original and legally binding signature. 23. VOLUNTARY EXECUTION. After utilizing as much of the 21-day period above as she deems necessary to consider this matter, and after consulting with an attorney if she so elected, Breves has freely executed and delivered this Agreement so as to secure the consideration provided hereunder. Breves and the Company have read and understand the provisions set forth above and agree to be legally bound by this Agreement. _/s/ Christine S. Breves____________________ Date: _2/15/2022_________ Christine S. Breves For the Company: _/s/ Duane D. Holloway_________________________ Date: __2/15/2022__________ Duane D. Holloway Senior Vice President, General Counsel, and Chief Ethics & Compliance Officer

9 of 10 Attachment A General Release In exchange for good and valuable consideration as described in paragraph 2 (Consideration) of that certain Special Transition Agreement and Release (“Agreement”) entered into between Christine S. Breves (“Breves”) and United States Steel Corporation (the “Company”) to which this Attachment A is attached, Breves on behalf of herself and her agents, representatives, attorneys, heirs, executors, administrators, survivors, trustees, beneficiaries, and assigns (separately and collectively, the “Releasors”), of her own free will and to the maximum extent permitted by law, completely, irrevocably and unconditionally releases and discharges forever the Company and its successors, assigns, divisions, subsidiaries, related or affiliated companies, past and present officers, directors, shareholders, members, employees, representatives and agents (separately and collectively, the “Releasees”) from all causes of action, claims, charges, demands, costs and expenses for damages which she now has, or may have hereafter, whether known or unknown, whether asserted or not, arising out of or on account of her employment relationship with the Company, or her separation from employment with the Company, or any other transactions, occurrences, acts or omissions or any loss, damage, or injury whatsoever, known or unknown, suspected or unsuspected, resulting from any act or omission on the part of the Company, committed or omitted as of the date of her execution and delivery of this General Release (the “General Release Execution Date”) (collectively, the “Released Claims”). The Released Claims include, but are not limited to, any claims of discrimination on any basis, including age, race, color, national origin, religion, sex, gender or gender identity, sexual orientation, veteran’s status, whistleblower status, disability or handicap arising under any federal, state, or local statute, ordinance, order or law, including but not limited to the Age Discrimination in Employment Act (“ADEA”) , the Older Workers Benefit Protection Act (“OWBPA”), Title VII of the Civil Rights Act of 1964, as amended, Sections 1981 and 1983 of the Civil Rights Act of 1866, the Americans with Disabilities Act, the Uniformed Services Employment and Reemployment Rights Act, and the Employee Retirement Income Security Act; any claims under the Worker Adjustment and Retraining Notification Act; the Family and Medical Leave Act; the Pennsylvania Human Relations Act; the Pennsylvania Whistleblower Law; any claim that the Company breached any contract or promise express or implied, or any term or condition of employment; any claim for wages, benefits, bonus, severance pay or compensation of any kind (except as specifically provided in the Agreement); any torts or any claims for promissory estoppel; any claim of wrongful discharge, and/or any other claims under any federal, state or local laws arising out of or related to her employment or separation from employment with the Company. It is expressly understood and agreed that the foregoing is a general release of all claims and rights against the Releasees, except those claims that may not be waived as a matter of law. ADEA. With specific regard to this General Release, Breves understands and acknowledges that: (a) This General Release constitutes an enforceable contract, and by signing this General Release, she is waiving rights that she may have against the Releasees as of the General Release Execution Date, including claims under the Age Discrimination in Employment Act (“ADEA”) as applicable, as well as other federal, state and local laws, based on her employment or separation from employment with the Company; (b) She understands that she is not releasing any claims that may arise after the General Release Execution Date; (c) She is receiving, in exchange for this General Release, valuable consideration in addition to anything of value to which she is already entitled; (d) The Company has advised her to consult with an attorney prior to executing this General Release; (e) She has had a period of 21 calendar days from the date she received this General Release, or so much of such period as she cares to utilize, to review, consider, and sign this General Release;

10 of 10 (f) She may revoke this General Release at any time within seven (7) calendar days of the General Release Execution Date by delivering a written notice of revocation to the Company’s General Counsel; (g) If she does not execute and deliver this General Release within the 21-day period referenced in paragraph (e), or if she revokes this General Release after signing it within the 7-day period referenced in (f) above, she will be ineligible to receive any of the consideration set forth in paragraph 2 of the Agreement; and (h) The Company’s obligation to provide the consideration under the Agreement is contingent upon execution of this General Release and the expiration of the revocation period without revocation of the General Release. GENERAL RELEASE EXECUTION DATE. The earliest date on which Breves may sign and deliver this General Release is January 1, 2023, and the latest date on which Breves may sign and deliver this General Release is January 14, 2023. All terms and conditions in the Agreement continue to remain in full effect. VOLUNTARY EXECUTION. After utilizing as much of the 21-day period above as she deems necessary to consider this matter, and after consulting with an attorney if she so elected, Breves has freely executed this General Release so as to secure the consideration provided hereunder. Breves has read and understands the provisions set forth above and agree to be legally bound by this General Release. __/s/ Christine S. Breves_____________ Date: _2/15/2022_______________ Christine S. Breves